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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 15, 2003
Date of Report (Date of earliest event reported)

GREAT LAKES REIT
(Exact name of Registrant as specified in its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-14307 (Commission File Number)	36-4238056 (IRS Employer Identification No.)

823 Commerce Drive
Suite 300
Oak Brook, IL 60523
(Address of principal executive offices, including zip code)

(630) 368-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements of Businesses Acquired:

    Not applicable.

  (b)
  Pro Forma Financial Information:

    Not applicable.

  (c)
  The following exhibit is filed as a part of this current report on Form 8-K:
Exhibit Number	Description
99.1	Great Lakes REIT press release, dated April 15, 2003.

Item 9.    Regulation FD Disclosure.

        See Item 12. Results of Operations and Financial Condition.

Item 12.    Results of Operations and Financial Condition.

        On April 15, 2003, Great Lakes REIT issued a press release announcing its financial results for the first quarter of 2003. A copy of the press release is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference. Great lakes REIT also is furnishing certain supplemental financial information referenced in the press release and available on Great Lakes REIT's web site. The information filed in this current report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and Section 11 of the Securities Act of 1933 or otherwise subject to the liabilities of those sections. Furnishing this current report on Form 8-K does not constitute an admission Great Lakes REIT as to the materiality of any information contained in this current report that is required to be disclosed solely by Item 12.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES REIT
By:	/s/ JAMES HICKS Name: James Hicks Title: Chief Financial Officer and Treasurer

Dated: April 15, 2003

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Great Lakes REIT press release, dated April 15, 2003.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX